AXA PREMIER VIP TRUST

SUPPLEMENT DATED JULY 3, 2019 TO THE STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2019

This Supplement updates certain information contained in the Statement of Additional Information (“SAI”) dated May 1, 2019, of AXA Premier VIP Trust (“Trust”). You should read this Supplement in connection with the SAI and retain it for future reference. You may obtain an additional copy of the SAI, free of charge, by writing to AXA Premier VIP Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download a copy of the SAI at AXA Premier VIP Trust’s website at www.axa-equitablefunds.com.

The purpose of this Supplement is to provide you with information about the retirement of an independent Trustee of the Trust.

Effective June 30, 2019, Kenneth L. Walker retired from his position as a Trustee of the Trust. Mr. Walker will continue to serve as a consultant to the Board of Trustees of the Trust for a one-year period from July 1, 2019 through June 30, 2020.